מש - 20(1)

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כתב התחייבות להחזרת הלוואה במטבע חוץ שנערך ביום: 31.12.06

1. **מהות ההתחייבות**

1.1 בנק הפועלים בע"מ (להלן: **הבנק**) הילווה או ילווה לחותמים מטה בתור הלווה/הלווים (להלן: **הלווה**) והלווה לוה וקיבל או ילווה ויקבל מאת הבנק סכום של $2,600,000 שני מיליון ושש מאות אלף דולר (להלן: **הקרן**) במטבע דולר ארה"ב (להלן: **מטבע ההלוואה**). חתימת הלווה על כתב התחייבות זה, בצירוף זיכוי החשבון שמספרו מצוין בכותרת כתב התחייבות זה (להלן: **החשבון**) בסכום הקרן, מהווה הסכמתו של הבנק להעמיד ללווה את הקרן ואישור הלווה לקבלת הקרן. היום בו יזוכה החשבון בתמורת הקרן ייקרא להלן: **מועד מתן ההלוואה**.

1.2 א. ☐ הלווה מתחייב לפרוע ישירות לחשבון, את כל תשלומי הקרן, הריבית (כהגדרתה להלן), ההוצאות, העמלות וכן תשלומים אחרים שיגיעו מהלווה כמפורט להלן (כל הסכומים הנ"ל וכל חלק מהם ייקרא להלן: **ההלוואה**). מועדי הפרעון של הקרן ושל הריבית (כהגדרתה להלן) יהיו כמפורט בסעיפים 3 ו- 4 להלן.

ב. ☒ הלווה נותן בזאת לבנק הוראה לחייב את החשבון/ ~~חשבון מס'~~ ______(*) (להלן: **החשבון לחיוב**) בסכומים הנדרשים לפרעון כל תשלומי הקרן, הריבית (כהגדרתה להלן), ההוצאות, העמלות וכן תשלומים אחרים שיגיעו מהלווה כמפורט להלן (כל הסכומים הנ"ל וכל חלק מהם ייקראו להלן: **ההלוואה**).

מבלי לגרוע מזכויות הבנק על פי כתב התחייבות זה ו/או על-פי כל מסמך ו/או טופס אחר שהלווה חותם ו/או יחתום עליו ו/או על פי כל דין - ידוע ללווה, כי בכל מקרה שיתברר כי לא קיימת לזכות החשבון לחיוב במועד פרעון כלשהו יתרת זכות, או מסגרת אשראי בלתי מנוצלת, בגובה מלוא סכום החיוב על חשבון ההלוואה - רשאי הבנק שלא לבצע את ההוראה הנ"ל במועד הפרעון האמור, עד ליום העסקים הראשון שלאחר מכן, בו תימצא יתרה מספקת בחשבון לחיוב. חייב הבנק את החשבון לחיוב והתברר כי אין יתרה מספקת בחשבון לחיוב, יהיה הבנק רשאי לבטל כל חיוב כאמור ולהתייחס לכל סכום שחויבו בוטל כאל סכום שלא שולם על חשבון ההלוואה, ובהתאם לכך לנקוט בכל פעולה שימצא לנכון על פי כתב התחייבות זה.

ידוע ללווה, כי לא מוטלת על הבנק כל חובה, לבדוק האם במועדי ביצועה של ההוראה הנ"ל, כאמור, קיימת יתרת זכות או מסגרת אשראי בלתי מנוצלת לביצוע החיובים שנזקפו או שעשויים להיזקף לחובת החשבון לחיוב הנ"ל באותו מועד, והלווה ישא בכל התוצאות שיכול וינבעו מאי קיומה של יתרת זכות או מסגרת אשראי בלתי מנוצלת.

ידוע ללווה, כי יתרת החובה שתנבע מהחיובים דלעיל, יכול שתישא ריבית בשיעור גבוה משיעור ריבית הפיגורים בהלוואה (כאמור בסעיף 6.2 להלן).

ידוע ללווה, כי בכל מקרה שלא תבוצע ההוראה הנ"ל, ישא הסכום שלא נפרע כאמור, ריבית בשיעור הנקוב בסעיף 6.2 להלן.

2. **מטרת ההלוואה**

הקרן ניתנת:

☒ למטרות חוקיות של התאגיד שהוא הלווה (יסומן במקרה שהלווה הוא תאגיד).

☐ למימון משלוחי יבוא מיובאים לישראל על ידי הלווה.

☐ ______________________

והלווה מתחייב לתשתמש בקרן למטרה זו בלבד.

3. **תנאי פרעון הקרן**

הלווה מתחייב לפרוע את הקרן במטבע ההלוואה כדלהלן:

☐ בתשלום אחד שמועד פרעונו ביום ________.

☒ ב 12 תשלומים חודשיים / ~~רבעוניים~~ / ~~חצי-שנתיים~~ / ______(*) החל מיום 9.8.07 וכלה ביום 9.7.08

☐ ______________________

4. **ריבית**

4.1 ☐ ריבית קבועה

4.1.1 שיעור הריבית

הלווה ישלם לבנק ריבית לפי חישובי הבנק, החל ממועד מתן ההלוואה, בשיעור של ______% (________ אחוזים) לשנה, (להלן: **הריבית**), במועדים הנקובים בסעיף 4.1.2 להלן:

4.1.2 מועדי פרעון הריבית

הריבית (אך לא כולל ריבית פיגורים) תיפרע על ידי הלווה לבנק במטבע ההלוואה כמפורט להלן:

א. ☐ בתשלום אחד שיבוצע ביום ________.

ב ☐ מראש, על ידי ניכוי הריבית מהקרן.

ג. ☐ בתום כל תקופה בת חודש/שלושה חודשים/ שישה חודשים/ ______ חודשים (*) (להלן: **תקופת ריבית**), כשהריבית תחושב על היתרה הבלתי מסולקת של הקרן כפי שתהיה מעת לעת החל מתחילת כל תקופת ריבית ועד לסיומה.

ד. 1. ☐ במועד הקבוע לתשלום סכום כלשהו על חשבון הקרן, תשולם על אותו סכום, ריבית לפי שיעור הריבית החל מתחילתה של אותה תקופת ריבית (כפי שתוגדר להלן) ועד מועד פרעון אותו תשלום קרן.

2. בתום כל תקופה בת חודש/ שלושה חודשים/ששה חודשים / ________ חודשים(*) (להלן: **תקופת ריבית**), תשולם ריבית המחושבת על היתרה הבלתי מסולקת של הקרן כפי שתהיה מעת לעת החל מתחילת תקופת הריבית ועד לסיומה. הריבית המשולמת על היתרה הבלתי מסולקת של הקרן, לא תכלול את הריבית ששולמה כאמור לעיל בגין התשלומים שזמן פרעונם חל במשך תקופת הריבית השוטפת.

☐ סמן V במשבצת המתאימה
(*) מחק והשלם לפי הצורך

מודפס בעי"מ

(**) ה. ☐ החל ממועד מתן ההלוואה ועד ל-______, סכום הריבית, מחושב מעת לעת כאמור בסעיף קטן ג' לעיל, יצורף בכל מועד לפרעונו כאמור, לקרן. הקרן, לאחר צירוף כל סכום ריבית כאמור, תישא ריבית בשיעור הריבית, שתשולם, החל מ-________, על פי האמור בסעיף קטן א'/ג'/ד' (*)לעיל.

☒ 4.2 <u>ריבית משתנה</u>

4.2.1 <u>שיעורי הריבית</u>

א. ☒ <u>ריבית משתנה</u>

הלווה ישלם לבנק ריבית משתנה לפי חישובי הבנק, החל ממועד מתן ההלוואה, המורכבת מריבית בשיעור "ליבור" (כפי שיוגדר להלן) בצירוף מרווח בשיעור של 1.5 % (אחד וחצי אחוזים) לשנה (להלן – **הריבית**).

נכון לתאריך כתב התחייבות זה, שיעור הריבית לתקופת העדכון הראשונה (כהגדרתה להלן) הינו 6.875% (שש נקודה שמונה שבע חמש אחוזים) לשנה, המורכב מ"ליבור" בשיעור 6.375 % (שש נקודה שלוש שבע חמש אחוזים) לשנה בצירוף מרווח כאמור לעיל.

מבלי לגרוע מהאמור בסעיף 4.2.3 להלן, מובהר כי שיעור הריבית לתקופת העדכון הראשונה יקבע בפועל בהתאם לשיעור ה"ליבור" שיהיה בתוקף במועד מתן ההלוואה והכל על-פי תקופת העדכון בסעיף 4.2.3 להלן.

ב. ☐ <u>ריבית משתנה המוגבלת בתקרה</u>

הלווה ישלם לבנק ריבית משתנה לפי חישובי הבנק, החל ממועד מתן ההלוואה, המורכבת מריבית בשיעור "ליבור" (כפי שיוגדר להלן) בצירוף מרווח בשיעור של ____% (________ אחוזים) לשנה (להלן: **הריבית**), ובלבד ששיעור הריבית לא יעלה על ____% (________ אחוזים) לשנה (להלן: **שיעור הריבית המקסימלי**).

נכון לתאריך כתב התחייבות זה, שיעור הריבית לתקופת העדכון הראשונה (כהגדרתה להלן) הינו ____% (________ אחוזים) לשנה, המורכב מ"ליבור" בשיעור ____% (________ אחוזים) לשנה בצירוף מרווח כאמור לעיל.

מבלי לגרוע מהאמור בסעיף 4.2.3 להלן, מובהר כי שיעור הריבית לתקופת העדכון הראשונה יקבע בפועל בהתאם לשיעור ה"ליבור" שיהיה בתוקף במועד מתן ההלוואה והכל על-פי תקופת העדכון והסעיף 4.2.3 להלן. היה ויסתבר כי ביום הקובע (כפי שיוגדר להלן) שיעור הריבית עולה על שיעור הריבית המקסימלי, ישלם הלווה לבנק, בגין אותה תקופת עדכון שאליה מתייחס אותו היום הקובע (כמוגדר להלן), ריבית בשיעור הריבית המקסימלי בלבד.

4.2.2 לצורך קביעת שיעור הריבית החל מידי פעם על הקרן, תשמשנה ההוראות וההגדרות הבאות:

"ליבור" (LONDON INTERBANK OFFERED RATE) - פירושו: שיעור הריבית שייקבע על ידי הבנק כשיעור הריבית הגבוה ביותר (מעוגל כלפי מעלה, עד ל- 1/8 הקרובה של אחוז אחד), שבו מוצעים לו ביום הקובע (כפי שיוגדר להלן) בשוק הבין-בנקאי בלונדון, פקדונות במטבע ההלוואה לתקופה מקבילה לתקופת העדכון שמן הענין (כפי שתוגדר להלן) וכפי שיצוטט בשעה 11.00 (שעון לונדון) או סמוך לה (ישנם מקרים, ובכללם מקרים שתקופת עדכון עולה על שנה, בהם יצוטט שיעור הריבית בשעה אחרת) ויפורסם על-ידי שירות הידיעות של רויטרס.

אם במועד רלוונטי כלשהו ישונה בסיס הנתונים עליו מתבססת רויטרס, או לא יפורסם שיעור הליבור על-ידי שרות הידיעות של רויטרס כאמור לעיל מכל סיבה שהיא, יקבע שיעור הליבור באופן האמור לעיל בהתאם לכל פרסום אחר שיהיה בו, לדעת הבנק, כדי להיות תחליף נאות לפרסום רויטרס.

על אף האמור לעיל, בכל מקרה שהבנק יקבע כי במועד רלוונטי כלשהו לקביעת שיעור הליבור הוא אינו יכול להשיג פקדונות בשוק הבינבנקאי בלונדון כאמור לעיל, או במקרה בו לדעת הבנק לא נמצא תחליף נאות לפרסום על-ידי רויטרס כאמור, כי אז שיעור הליבור לצורך קביעת שיעור הריבית יהיה השיעור שייקבע מפעם לפעם על-ידי הבנק כשיעור הריבית שבו יכול היה הבנק להשיג בשוק הבינבנקאי בלונדון פקדונות בינבנקאיים במטבע ההלוואה לתקופה מקבילה לתקופת העדכון שמן העניין.

"היום הקובע" – פירושו, בהתייחס לכל תקופת עדכון (כפי שתוגדר להלן), יום שהנו שני ימי עסקים הקודמים ליום תחילת אותה תקופת עדכון (כפי שתוגדר להלן). לצורך הגדרת היום הקובע יום עסקים יפורש כ"יום עסקים בנקאי" כהגדרתו בהוראות הבנקאות (שירות ללקוח) (מועד זיכוי וחיוב בשיקים) התשנ"ב-1992 ושבו פתוחים לעסקים גם הבנקים בלונדון.

"יום עסקים בנקאי" - בהוראות הבנקאות (שירות ללקוח) (מועד זיכוי וחיוב בשיקים) התשנ"ב-1992 פירושו – כל יום למעט יום שבת, ימי שבתון, שני ימי ראש השנה, ערב יום כיפור ויום כיפור, ראשון ושמיני עצרת של סוכות, פורים, ראשון ושביעי של פסח, יום העצמאות, חג השבועות ותשעה באב, למעט כל יום אחר אשר יקבע על ידי המפקח על הבנקים כיום שאינו יום עסקים בנקאי.

4.2.3 **תקופת עדכון**

הריבית החלה על הקרן תיקבע על-ידי הבנק מידי חודש/~~שלושה חודשים/ששה חודשים~~/______ ~~החדשים~~ (*) (להלן: **תקופת העדכון**) מראש, ביום תחילת תקופת העדכון שמן העניין, בשים לב לשיעור/י הליבור המיושם/מים על-ידי הבנק לתקופת העדכון שמן הענין.

הלווה מצהיר כי ידוע לו כי למרות האמור בסעיף קטן זה ומבלי לפגוע באמור בו, תקופת העדכון הראשונה ו/או האחרונה עשויה/ות להיות קצרה/ות או ארוכה/ות מיתר תקופות העדכון, הכל לפי שיקול דעת הבנק ובהתאם לתנאים שנקבעו לפרעון הקרן ו/או הריבית.

4.2.4 <u>מועדי פרעון הריבית</u>

הריבית (אך לא כולל ריבית פיגורים) תיפרע על-ידי הלווה לבנק במטבע ההלוואה כמפורט להלן:

א. ☐ בתשלום אחד שיבוצע ביום ________.

ב. ☒ בתום כל תקופה בת חודש ~~/שלושה חודשים/ששה חודשים/~~ ____ ~~חודשים/~~ (להלן - "תקופת ריבית") מחושבת על היתרה הבלתי מסולקת של הקרן כפי שתהיה מעת לעת, החל מתחילת תקופת הריבית ועד לסיומה, לפי שיעור הריבית שנקבע לתקופת העדכון שבמהלכה חלה אותה תקופת ריבית.

ג. ☐ 1. במועד הקבוע לתשלום כלשהו על חשבון הקרן, תשולם ריבית על אותו סכום החל מתחילתה של אותה תקופת ריבית (כפי שתוגדר להלן) ועד למועד פרעון אותו תשלום, על פי שיעור הריבית שנקבע לתקופת העדכון שבמהלכה חל מועד פרעונו של אותו תשלום.

2. בתום כל תקופה בת חודש / שלושה חודשים / ששה חודשים/__________ חודשים (*) (להלן: **תקופת ריבית**), תשולם ריבית המחושבת על היתרה הבלתי מסולקת של הקרן כפי שתהיה מעת לעת החל מתחילת תקופת הריבית ועד לסיומה, לפי שיעור הריבית שנקבע לתקופת העדכון שבמהלכה חלה אותה תקופת ריבית. הריבית המשולמת על היתרה הבלתי מסולקת של הקרן, לא תכלול את הריבית ששולמה כאמור לעיל,

☐ סמן V במשבצת המתאימה
(*) מחק והשלם לפי הצורך

בגין התשלומים שזמן פרעונם חל במשך תקופת הריבית השוטפת.

(***) ד. ☐ החל ממועד מתן ההלוואה ועד ל- ______ סכום הריבית, מחושב מעת לעת כאמור בסעיף קטן ב' לעיל, יצורף בכל מועד לפרעונו כאמור, לקרן. הקרן, לאחר צירוף כל סכום ריבית כאמור, תישא ריבית כאמור בסעיף קטן 4.2.1 שתשולם החל מ- ______ על פי האמור בסעיף קטן א'/ב'/ג' (*) לעיל.

4.3 הריבית תיפרע במטבע ההלוואה ותחושב על בסיס מספר הימים שחלפו בפועל מחולק ב- 360.

5. לוח סילוקין

פרטי התשלומים ומועדיהם של הקרן והריבית ומועדי עדכון הריבית ייכללו בלוח סילוקין להלוואה אשר יישלח ללווה על ידי הבנק סמוך לאחר מועד מתן ההלוואה ותוכנו יהווה חלק בלתי נפרד מכתב התחייבות זה.

אם לוח הסילוקין לא יגיע ללווה, תוך 30 יום מן המועד שהחשבון זוכה בסכום הקרן, מתחייב הלווה, להודיע על כך לבנק בכתב, ובהעדר הודעה כאמור, יחול עליו האמור בעותק של לוח הסילוקין המצוי בידי הבנק.

6. ריבית נוספת, ריבית פיגורים והיטלים

6.1 א. הלווה מתחייב לשלם לבנק מפעם לפעם סכומים נוספים (להלן: **ריבית נוספת**) המחושבים בתאריך כתב התחייבות זה, לפי שיעור של ______% לשנה על היתרה הבלתי מסולקת של הקרן, שהינה ריבית מתואמת בשיעור של ______% לשנה, או בכל שיעור אחר כפי שייקבע על ידי הבנק מעת לעת ושיהיה בו, לדעת הבנק, כדי לשפותו בגין ייקור עלות ההלוואה לבנק מכל סיבה שהיא, לרבות ייקור עלות ההלוואה לבנק:

1. כתוצאה מחובה על פי כל דין או הסכם או אחרת המוטלת על הבנק או כתוצאה מדרישה המופנית אל הבנק על ידי בנק ישראל ו/או על ידי כל רשות מוסמכת ו/או אחרת בישראל או בחו"ל:

(א) להחזיק נכסים נזילים בשיעור כלשהו או במטבעות כלשהם בקשר למתן ההלוואה או המשך נתינתה; ו/או

(ב) לשלם ו/או להפריש תשלומים כלשהם לאוצר המדינה ו/או לבנק ישראל ו/או לכל רשות מוסמכת ו/או אחרת בקשר למתן ההלוואה או המשך נתינתה; או

2. כתוצאה מכל חובה או דרישה כאמור שבעטיה הבנק לא יוכל להשיג אותו שיעור תשואה על כלל האמצעים ההוניים שלו שהיה משיג אילולא נעתר לבקשת הלווה להעמיד לו את ההלוואה.

ב. הריבית הנוספת תפרע במטבע ההלוואה, בכל מועד הקבוע לתשלום הריבית, או בכל מועד אחר שייקבע לצורך זה עפ"י כל דין, ותחושב על בסיס מספר הימים שחלפו בפועל מחולק ב- 360.

6.2 א. אם לא יפרע הלווה במועד פרעון כלשהו איזה סכום שהוא חייב לבנק על פי כתב התחייבות זה או אם לא יפרע הלווה מיד את ההלוואה על פי האמור בסעיף 10 להלן, ישא אותו סכום ריבית פיגורים בשיעור הריבית המירבית המוטל בבנק מעת לעת על יתרות חובה בחשבון עו"ש מט"ח במטבע ההלוואה (ללא מסגרת) או בשיעור הריבית המירבית שיהיה נהוג בבנק מעת לעת לגבי פיגורים בסוג ההלוואה ובמטבע ההלוואה שההלוואה נמנית עליה או בשיעור הריבית המוטל על ידי הבנק בסוג החשבון אליו הועבר אותו סכום הגבוה מביניהם (להלן: **"ריבית פיגורים"** או **"ריבית בשיעור המירבי"**), וזאת מן המועד שהיה קבוע לפרעונו של אותו סכום - או אם לא נקבע מועד לפרעונו מן המועד שנדרש הלווה לשלמו, ועד לתשלומו בפועל.

במידה והבנק התחייב לרשות מוסמכת כלשהי או לאחר בכתב כי לגבי ההלוואה ריבית הפיגורים שתגבה מהלווה תהיה בשיעור אחר כי אז ריבית פגורים תהיה בשיעור שהוסכם כאמור בכתב. במידה וקיים בדין לרבות הוראות בנק ישראל הגבלה או הוראה כלשהי באשר לריבית פיגורים, ריבית פיגורים תהיה בהתאם לאמור בדין לרבות הוראות בנק ישראל.

ב. ריבית פיגורים תחושב על ידי הבנק על היתרות היומיות, השבועיות או האחרות, לפי שיקול דעתו הבלעדי של הבנק, ותשולם על ידי הלווה או תצורף לקרן בסוף כל חודש, או כל תקופה אחרת שתיקבע על ידי הבנק לפי שיקול דעתו הבלעדי.

7. אופן ומקום התשלום / מיסוי / יום עסקים

7.1 א. כל התשלומים שישולמו על ידי הלווה לבנק על פי כתב התחייבות זה ישולמו לבנק כשהם נקיים מכל מס, ניכוי, היטל ו/או תשלום חובה, ללא קיזוז או תביעה שכנגד, במטבע חוץ בר המרה חופשית שהוא מטבע ההלוואה, בסניף בו הועמדה ההלוואה לרשות הלווה, או בכל מקום אחר שיקבע לכך על ידי הבנק, ובלבד שאם נקבע מקום אחר כאמור תינתן ללווה הודעה על כך 30 יום מראש.

ב. אם ידרוש הלווה, או כל מוסד כספי שבאמצעותו מתבצע התשלום, מעת לשהי, עפ"י כל דין ו/או הוראות מינהל של רשות כלשהי או של בנק מרכזי, לגבות מס או לשלם מס בגין תשלום כלשהו המגיע מהלווה בגין ההלוואה, יגדל הסכום המגיע מהלווה בגין התשלום הנ"ל בשיעור הדרוש כדי להבטיח שלאחר הניכוי או התשלום הנ"ל יתקבל בידי הבנק במועד התשלום הסכום נטו, השווה לסכום שהיה מתקבל בידי הבנק אילולא היה נדרש הניכוי או התשלום כאמור בגין המס. הלווה ישפה את הבנק בגין כל הפסד או עלות בפועל של הבנק בשל מחדל ו/או הפרה כלשהי בביצוע הניכוי או תשלום המס או בשל אי תשלום הסכום המוגדל. הלווה ימסור לבנק מייד כל קבלות, אישורים ו/או הוכחות אחרות, המעידים על הסכומים ששולמו או משולמים בגין כל ניכוי או תשלום מס כאמור לעיל.

7.2 א. אם מועד פרעונו של סכום כלשהו שהלווה חייב עפ"י כתב התחייבות זה ו/או אם היום האחרון של תקופת ריבית כלשהי ו/או אם יום תחילת תקופת העדכון שמן הענין, יחול ביום שאיננו יום עסקים, יבוצע הפרעון ו/או תוארך תקופת הריבית הנדונה ו/או ידחה יום תחילת תקופת העדכון, לפי הענין, ביום או ליום, לפי הענין, הבא אחריו שהנו יום עסקים וישא ריבית, בשיעור המתחייב לפי סעיף 4 לעיל, מובהר כי אם עפ"י סעיף 4 מדובר בריבית משתנה אזי שיעור הריבית יהיה השיעור החל באותה תקופת עדכון או תקופת העדכון המוארכת כאמור, לפי הענין. על אף האמור לעיל דמי גוביינא לא יישאו ריבית. האמור לעיל נכון אלא אם כתוצאה מכך יחול הפרעון או היום האחרון של תקופת ריבית כלשהי או יום תחילת תקופת העדכון שמן הענין בחודש הקלנדרי הבא, שאז יוקדם הפרעון או היום האחרון של תקופת ריבית או יום תחילת תקופת העדכון, לפי הענין, ליום הקודם שהוא יום עסקים.

ב. כאשר תשלום כלשהו על חשבון הקרן חל בחודש קלנדרי שבו מסתיימת תקופת ריבית, יחול מועד התשלום ביום האחרון של אותה תקופת ריבית, על מנת להבטיח כי המועד לפרעון התשלום על חשבון הקרן ומועד תשלום הריבית יחול באותו יום.

8. פרעון מוקדם

8.1 בכפוף לאמור בכל דין, הבנק לא יהיה חייב לקבל מהלווה תשלום כלשהו על חשבון הקרן ו/או הריבית ו/או הריבית הנוספת ו/או העמלות ו/או תשלומים אחרים בקשר עם ההלוואה לפני הגיע המועד הקבוע לפרעונם, אלא בהתקיים תנאים מוקדמים אשר יימסרו ללווה על ידי הבנק.

8.2 בכפוף להוראות כל דין, אם יסכים הבנק לפרעון מוקדם של סכום כלשהו ע"ח ההלוואה (מבלי שיהיה חייב לעשות כן) תגיע לבנק עמלת פרעון מוקדם בשיעור שעליו יודיע הבנק ללווה.

9. בטוחות

9.1 להבטחת הפרעון המלא והמדויק של ההלוואה, כולה או מקצתה, תשמשנה כבטחון לכך כל הבטוחות שניתנו ו/או שתינתנה לבנק על ידי הלווה ו/או עבורו וכן כל השטרות שהלווה ו/או ערביו מסרו ו/או ימסרו לבנק מעת לעת.

9.2 א. בכל מקרה שיחזיק הבנק שטרות בחתימת הלווה, ו/או בהסבתו שנמסרו ו/או שיימסרו לבנק לגבייה ו/או למשמרת ו/או כבטוחה ו/או אחרת, השטרות יהיו וייחשבו ממושכנים ומשועבדים לבנק בתור משכון ושעבוד מדרגה ראשונה להבטחת פרעון ההלוואה והבנק

*) סמן V במשבצת המתאימה

**) מחק והשלם לפי הצורך

***) בחירה סעיף זה מחייבת מילוי גם של אחד הסעיפים הבאים: ב' או ב+א' או ב+ג'.

יהיה רשאי למכור את השטרות או לנכותם ולנקוט בכל הצעדים המשפטיים ו/או האחרים, כפי שימצא לנכון לשם גביית השטרות, ויהיה רשאי לזקוף את הוצאות הגביה על חשבון הלווה. הבנק יהיה רשאי להתפשר עם החותמים, המסבים ו/או הערבים או כל אחד מהם לפי תנאים אחרים, לוותר, לשחרר, לקבל מהם תמורה חלקית ולהשתמש בתמורת השטרות לפרעון תובות המגיעים ו/או שיגיעו מאת הלווה לבנק. אין בקבלת השטרות או קבלת תמורתם המלאה או החלקית כנ"ל כדי לגרוע מחובת הלווה לפרוע את מלוא ההלוואה. הלווה מצהיר בזה כי שטרות שנמסרו ושיימסרו על ידו או על ידי מי מיחידי הלווה לבנק מעת לעת הם בחזקת ובבעלות גמורה של המוסר או המוסרים וכי הם ותמורתם חופשיים מכל שעבוד, עיקול וזכות צד שלישי מכל סוג שהוא והוא זכאי למשכנם ולשעבדם לבנק.

ב. על שטרות בחתימת הלווה ו/או בהסבתו שיחזיק הבנק, תחולנה ההוראות הבאות:

1. הבנק יהיה פטור מכל חובות האוחז בשטר לרבות הצגה, העדה ומשלוח הודעת חילול, וכל ההתחייבויות הטבועות מחתימת הלווה ו/או הסבתו, תישארנה בתוקפן גם מבלי שהבנק יבצע את חובות האוחז כנ"ל;
2. הלווה מוותר על כל הזכויות והחגנות הניתנות לו על פי פקודת השטרות ו/או כל דין אחר ביחס להתיישנות;
3. בכל מקרה ששטרות נמסרו לבנק לנכיון או אחרת, וניתנה ללווה תמורת עבורם והשטרות לא נפרעו, יהיה הבנק רשאי לחייב את הלווה בסכום השטרות שלא נפרעו;
4. הלווה משחרר את הבנק מכל אחריות לאבדן שטרות ו/או שיהוי בגבייתם אלא אם כן האבדן או השיהוי נגרמו ברשלנות הבנק;
5. הלווה מקבל על עצמו אחריות מלאה לתקינות השטרות, לאמיתותם, לתקפות ונכונות של החתימות, ההסבות ופרטי השטרות, חתימות הערבים על השטרות וכן לבילום כדין;
6. הלווה מסכים כי במקרה שהבנק יחליט למכור את השטרות בעצמו, הודעה של שלושה ימים מראש בדבר הצעדים שהבנק עומד לנקוט תיחשב כמועד סביר לצורך סעיף 19 (ב) לחוק המשכון, התשכ"ז- 1967, או כל הוראת דין שתבוא במקומו;
7. הלווה מתחייב שלא ליצור, בלי הסכמת הבנק בכתב ומראש, כל משכון, המחאה או שעבוד אחר כלשהו על השטרות או תמורתם, בזכויות קודמות, שוות או מאוחרות לזכויות הניתנות לבנק על פי כתב התחייבות זה.

9.3 בכל מקרה שכתב שעבוד כלשהו משמש כבטוחה לפרעון ההלוואה או לקיום התחייבויות הלווה על פי כתב התחייבות זה, מותנה במפורש שכתב השעבוד מהווה חלק בלתי נפרד מכתב התחייבות זה וכל ההוראות, התנאים, ההצהרות וההתחייבויות הכלולים בכתב השעבוד, מהווים חלק בלתי נפרד מכתב התחייבות זה וכלולים בו. כמו כן מותנה בזה במפורש שכתב התחייבות זה אינו בא לשנות את כתב השעבוד או לגרוע ממנו.

9.4 כל השטרות, הערבויות, השעבודים ויתר הבטוחות שניתנו ו/או שתינתנה לבנק על ידי הלווה ו/או על ידי אחרים לטובתו, להבטחת פרעון ההלוואה ו/או להבטחת קיום התחייבויותיו לפי כתב התחייבות זה, יהיו מצטברים ובלתי תלויים זה בזה, לא ישפיעו על בטוחות אחרות שהבנק מחזיק או יחזיק בהן, לא יושפעו מבטוחות כאלה וישמשו בתור בטוחה חוזרת או מתמדת עד לסילוק מלא של כל הסכומים שהלווה חייב לבנק. הבנק רשאי לממש את הבטוחות לפי סדר שייקבע על ידו ואין במימוש בטוחה אחת כדי לפגוע או לגרוע מבטוחה אחרת.

10. פרעון מיידי של ההלוואה

מבלי לפגוע בכלליות הוראות כתב התחייבות זה, יהיה הבנק רשאי, בכל אחד מהמקרים המנויים להלן, להעמיד לפרעון מיידי את ההלוואה. במקרה זה, מתחייב הלווה לשלם לבנק את כל הסכומים המגיעים ושיגיעו לבנק על חשבון ההלוואה ו/או לפי ובקשר עם כתב התחייבות זה, או כל חלק מהם שפרעונם נדרש על ידי הבנק, בצירוף ריבית בשיעור המירבי והבנק יהיה רשאי לחייב כל חשבון של הלווה ו/או מי מיחידיו בסכומים דלעיל או בכל חלק רלוונטי מהם ולאחוז בכל האמצעים שימצא לנכון לגבייתם, ובמיוחד לממש את הבטוחות בכל דרך שהדין ירשה, על חשבון הלווה, ואלה המקרים:

10.1 אם הלווה יפר ו/או לא יקיים תנאי כלשהו מתנאי כתב התחייבות זה או כל התחייבות אחרת שהלווה התחייב ו/או יתחייב כלפי הבנק, בין על פי כתב התחייבות זה ובין על פי כל מסמך אחר, ו/או אם יתברר כי הצהרת כלשהי מהצהרת הלווה בכתב התחייבות זה ו/או כל הצהרה אחרת שניתנה ו/או תינתן לבנק על ידי הלווה אינה נכונה או אינה מדויקת;

10.2 אם הלווה יקבל החלטה ביחס לשינוי מבנה שלו, או בכוונתו לעשות כן;

10.3 אם הלווה יקבל החלטת פירוק מרצון; ו/או אם תוגש נגד הלווה בקשה לפירוק או בקשת פשיטות רגל ו/או יינתן נגד הלווה צו פירוק או צו פשיטות רגל; ו/או אם ימונה ללווה מפרק זמני, קבוע או אחר, או מנהל מיוחד או נאמן ו/או אם תוגש בקשה להקפאת הליכים לגבי הלווה ו/או יינתן צו להקפאת הליכים כאמור; ו/או אם יתנהלו מגעים לצורך גיבוש הסדר או הצעת פשרה בין הלווה לבין נושיו ו/או חבריו או בינו לבין סוג פלוני שבהם ו/או אם יאשרו הסדר או הצעת פשרה כאמור; ו/או אם יעמוד להימחק או יימחק שם הלווה מפנקס כלשהו המתנהל על פי דין;

10.4 אם תוגש בקשה לכינוס נכסים על רכוש הלווה או על חלקו ו/או אם יינתן צו לכינוס נכסים כאמור ו/או אם ימונה כונס נכסים קבוע ו/או זמני ו/או אחר על רכוש הלווה או על חלקו;

10.5 אם יוטל עיקול או תינקט פעולת הוצאה לפועל דומה או ינקט הליך גביה אחר כלשהו על רכוש הלווה, כולו או חלקו, ו/או על בטוחה מהבטוחות שניתנו ו/או שינתנו לבנק על ידי הלווה ו/או עבורו להבטחת פרעון ההלוואה כולם או חלקם;

10.6 אם יראה לבנק, לפי שיקול דעתו הבלעדי, כי חל שינוי בבעלות או בשליטה על הלווה לעומת המצב בתאריך חתימת כתב התחייבות זה;

10.7 אם הלווה יפסיק לפרוע את חובותיו ו/או לנהל את עסקיו;

10.8 אם תופסק העבודה או חלק ניכר ממנה אצל הלווה למשך 30 ימים או יותר;

10.9 אם יראה לבנק, לפי שיקול דעתו, כי ארע מאורע העלול לפגוע ביכולתו הכספית של הלווה;

10.10 אם הלווה יפגר בתשלום סכום כלשהו מסכומי ההלוואה לתקופה העולה על 7 ימים, או אם הלווה יפגר בתשלום אחר כלשהו שהוא חייב לבנק לתקופה כאמור;

10.11 במקרה שארע ללווה אחד או יותר מהאירועים הבאים: מות, פסילת דין, מעילה, פשיטות רגל ו/או הוגשה בקשה לפשיטות רגל בין על ידי הלווה ובין על ידי אחרים כנגדו, ו/או ניתן צו המכריז על הלווה כפושט רגל, מאסר או עזיבת הארץ;

10.12 אם לפי שיקול דעתו של הבנק ולפי הערכתו, חל שינוי לרעה בשווי הבטוחות שניתנו ו/או שינתנו להבטחת פירעון ההלוואה ו/או ביכולת הפרעון של מי מהערבים בעד הלווה, לרבות מקרה מות הערב, פשיטות רגלו או עזיבתו את הארץ;

10.13 אם הלווה יידרש לפרוע פרעון מוקדם של חובות והתחייבויות, כולם או חלקם, שהלווה חייב ו/או יהיה חייב בהם לנושים אחרים;

10.14 בקרות אחד מהמקרים המנויים בסעיף זה, בשינויים שהענין מחייב, לערב כלשהו לפרעון ההלוואה ו/או לצד כלשהו לשטרות, מסמכים וניירות ערך שנמסרו ו/או ימסרו לבנק כבטוחה;

10.15 אם הבנק יידרש על ידי הגוף שהמליץ על מתן הקרן לדרוש את פרעונה המוקדם של ההלוואה;

10.16 אם הבנק לא יוכל לקבוע את שיעור הריבית או לא יוכל לממן את עצמו במטבע ההלוואה מסיבות הנעוצות בשינויים שחלו בשוק הכספים הבינלאומי, ו/או אם הבנק לא יוכל לקבוע את שיעור הריבית מכל סיבה שהיא ו/או אם לדעת הבנק המשך העמדת ההלוואה הופך בלתי חוקי או לא בר ביצוע;

10.17 אם הלווה לא ימציא לבנק מאזנים, דוחות כספיים תקופתיים, ספרי השבונות ואסמכתאות אחרות בקשר למצב עסקיו, כאמור בסעיף 14 להלן, או אם הלווה יידרש לעשות כן על ידי הבנק ולא יענה לדרישה, או אם הלווה

יפר הוראות של רשויות מוסמכות להמציא ו/או לפרסם דוחות ומסמכים שונים הנדרשים על פי דין;

לחסרת ספק, זכותו של הבנק להעמיד את ההלוואה לפרעון מיידי ולנקוט נגד הלווה אמצעים לגביית הסכומים המגיעים ושיגיעו לבנק על חשבון ההלוואה ו/או לפי ובקשר עם כתב התחייבות זה בגין כל אחד ואחד מהמקרים המנויים בסעיף 10 זה על כל סעיפי המשנה שלו הינה זכות נפרדת ודי שיתקיים אחד המקרים המפורטים לעיל לצורך מימוש זכותו של הבנק כאמור לעיל.

11. זכויות הבנק

11.1 א. לבנק זכויות חזקה, עכבון, קזוז ושעבוד על כל הסכומים, הנכסים והזכויות לרבות ניירות ערך, מטבעות, זהב, שטרי כסף, דוקומנטים על סחורות, פוליסות ביטוח, שטרות, המחאות חיובים, פקדונות, בטוחות ותמורתן, שיימצאו בחזקת הבנק ו/או בשליטתו בכל זמן לזכותו של הלווה או עבורו, לרבות אלו שנמסרו לבנק לגביה, לבטחון, למשמרת או באופן אחר. הבנק רשאי לעכב את הנכסים הנ"ל עד לסילוק מלא של ההלוואה, או למכרם ולהשתמש בתמורתם, כולה או חלקה, לסילוק ההלוואה. במקרה שהסכומים המקוזזים מופקדים במטבע חוץ, נותן בזה הלווה לבנק הוראות מראש למכור את יתרת הזכות במטבע חוץ לפי השער המקובל בבנק ולקזז את תמורת המכירה מן ההלוואה, לאחר ניכוי ההוצאות והעמלות המתחייבות.

ב. מבלי לגרוע מזכות העכבון של הבנק, כאמור בסעיף 11.1 א. לעיל, יהיה הבנק רשאי, בכל עת:

1. לקזז כל סכום מן ההלוואה שטרם נפרע, כנגד סכומים המגיעים מהבנק ללווה בכל חשבון במטבע ישראלי או במטבע חוץ, בכל אופן או עילה שהם וזאת אף לפני מועד פרעונם של הסכומים המגיעים ללווה, מהבנק כאמור, שכנגדם ייעשה קיזוז.

2. לרכוש ולזקוף לזכות החשבון כל סכום במטבע חוץ שיהיה דרוש לשם סילוק כל סכום מההלוואה שטרם נפרע או למכור מטבע חוץ כלשהו שיעמוד אצל הבנק לזכות הלווה ולהשתמש בתמורת המכירה לשם סילוק כל סכום מן ההלוואה שטרם נפרע.

3. לחייב כל חשבון של הלווה בסכום כלשהו הדרוש לפרעון כל סכום מההלוואה, שטרם נפרע, בין אם חשבון הלווה שיחויב יהיה ביתרת זכות ובין אם ביתרת חובה (לרבות אם יתרת החובה תנבע מחיוב אותו חשבון על ידי הבנק, כאמור), וזאת מבלי לגרוע מזכויות הבנק על פי סעיף 6.2 לעיל. אולם אם מצב אותו חשבון לא יאפשר חיובו על ידי הבנק לצורך הפרעון הסופי של סכום כלשהו, יהיה הבנק רשאי שלא לחייב אותו חשבון, ואם עשה כן, יהיה רשאי לבטל כל חיוב כאמור ולהתייחס לכל סכום שחיובו בוטל כאל סכום שלא שולם על חשבון ההלוואה ובהתאם לכך לנקוט בכל פעולה שימצא לנכון על פי כתב התחייבות זה.

4. בכל מקרה יהא הבנק רשאי לבצע קיזוז ללא כל הודעה מוקדמת. אולם במקרים הבאים יהא הבנק רשאי לבצע את הקיזוז בהודעה מוקדמת שתינתן ללווה, 10 (עשרה) ימים לפני מועד ביצוע הקיזוז:

(א) במקרה של קיזוז מסכומים שמועד פרעונם טרם הגיע.

(ב) במקרה של קיזוז מפקדון קבוע שלולא הקיזוז היה מתארך או מתחדש באופן אוטומטי, כך שהיו נבעות ללווה זכויות או טובות הנאה ממנו.

(ג) על אף האמור בפסקה 4 לעיל, הרי שאם הדחיה בביצוע הקיזוז עלולה להרע את מצב הבנק או לפגוע בזכות כלשהי מזכויותיו, יהיה הבנק רשאי לבצע את הקיזוז מיידית. כמו כן, במקרה שנשלחה ללווה הודעה, ובמהלך עשרת הימים יגיע עיקול, הודעה על צו כינוס נכסים בקשר עם אותו צד שאליו נשלחה ההודעה, או מאורע דומה, יהיה הבנק רשאי לבצע את הקיזוז מיידית.

ג. הלווה מצהיר בזה שידוע לו, כי במקרים שבהם הבנק ישתמש בזכויות קיזוז כאמור לעיל לפני מועד פרעונו של איזה פקדון שלו, כולו או מקצתו, עלולים לחול שינויים לרעתו בכל הנוגע לזכויותיו בגין או בקשר עם אותו הפקדון (כגון: לענין שיעורי ריבית, הפרשי הצמדה, הפרשי שער, זכויות למענקים או הלוואות, פטור או הנחה ממס הכנסה וניכויים במקור - אם לפי תנאי אותו הפקדון היו ללווה זכויות כנ"ל). הלווה ישא בכל ההוצאות והתשלומים הנהוגים אותה שעה בבנק לצורך ביצוע פעולה זו.

ד. כל רכישה או מכירה כאמור בסעיף קטן 11.1 ב. 2. לעיל תיעשה לפי השער המקובל בבנק, מתוך סכומים במטבע ישראלי או במטבע חוץ, לפי המקרה, שיעמדו אצל הבנק לזכות הלווה או שיתקבלו ממימוש בטוחות כלשהן שניתנו מהלווה ו/או שתינתנה לבנק על ידו, ו/או עבורו.

11.2 הבנק רשאי, בכל עת, לחייב כל חשבון של הלווה, לרבות כל חשבון המוחזק ביחד ולחוד עם בעל/י חשבון אחר/ים, בכל סכום המגיע ושיגיע ממנו בכל אופן שהוא, לרבות על פי דרישה בכתב שהופנתה אל הלווה על-ידי הבנק כאמור בסעיף 17 לחלן בין אם חשבון הלווה שיחויב יהיה ביתרת זכות ובין אם ביתרת חובה (לרבות אם יתרת החובה תנבע מחיוב אותו חשבון על ידי הבנק, כאמור), וזאת מבלי לגרוע מזכויות הבנק על פי סעיף 6.2 לעיל. מוסכם על הלווה כי בכל מקרה בו תופנה אל מלווה דרישה בכתב על-ידי הבנק אשר לא תיענה על ידו תוך פרק הזמן הנקוב בדרישה, יהא הבנק רשאי לפעול כאמור ברישא לסעיף זה ולחייב כל חשבון של הלווה בסכום שנדרש. כמו כן יהיה הבנק רשאי לזקוף כל סכום שיקבל מהלווה או עבורו לזכות אותו חשבון שהבנק ימצא לנכון ולהעביר כל סכום שיעמוד לזכות הלווה לכל חשבון אחר שימצא לנכון.

11.3 הוראת הלווה לחייב את החשבון לחיוב, כמפורט בסעיף 1.2 לעיל, אינה גורעת מזכותו של הבנק לחייב כל חשבון אחר של הלווה כמפורט בסעיפים 11.1 ו- 11.2 לעיל.

11.4 הלווה מאשר שספרי הבנק וחשבונותיו נאמנים עליו, ייחשבו נכונים וישמשו ראיה לכאורה נגדו לכל פרטיהם, ובין השאר בכל הנוגע לחישוב מרכיבי ההלוואה, לפרטי השטרות, הערבויות והבטוחות האחרות וכל ענין אחר הקשור לכתב התחייבות זה.

11.5 הלווה מאשר כי הודע לו על ידי הבנק על פי חוק הגנת הפרטיות, התשמ"א- 1981 – כי כל הפרטים שימסור לבנק ישמשו את הבנק כמקובל בעבודתו השוטפת לפי שיקול דעתו הבלעדי, וכי כל הפרטים שימסור לבנק ייאגרו על פי צרכי הבנק במאגרי מידע של הבנק ו/או של מי שמספק לבנק מעת לעת שרותי מחשב ועיבוד נתונים.

11.6 הבנק יהיה רשאי, לפי שיקול דעתו הבלעדי, לסרב לקבל מהלווה הוראות או הודעות כלשהן שתימסרנה לו בעל פה, בטלפון, בפקסימיליה או בכל דרך אחרת שאינה מהימנה ו/או בכתב יד ברור וקריא. במקרה שהבנק יסכים לפעול שלא על פי הוראה בכתב בדרך המקובלת, מקבל הלווה על עצמו כל האחריות לכל שגיאה, אי הבנה או סתירה ולכל נזק, הפסד ו/או הוצאה שייגרמו עקב מסירת הוראות כנ"ל.

11.7 א. מבלי לגרוע מהוראותיו האחרות של כתב התחייבות זה, הרי כל ויתור, ארכה, הנחה, שתיקה, המנעות מפעולה (להלן: ויתור) מצד הבנק לגבי אי קיומה או קיומה החלקי או הבלתי נכון של התחייבות כלשהי מהתחייבויות הלווה על פי כתב התחייבות זה, לא ייחשבו כויתור מצד הבנק על זכות כלשהי, אלא כהסכמה מוגבלת להזדמנות המיוחדת בה ניתנה. כל ויתור שיוענק על ידי הבנק לכל צד לשטר שהבנק יחזיק בו להבטחת פרעון ההלוואה לא ישפיע בכל דרך ואופן על התחייבויות הלווה.

ב. מבלי לגרוע מהוראות אחרות של כתב התחייבות זה, הרי כל שינוי בהתחייבויות הלווה מחייב קבלת הסכמת הבנק מראש ובכתב. כל הסכמה אחרת, בין בעל פה ובין על דרך של ויתור ו/או בכל דרך אחרת שאינה בכתב, לא תיחשב כהסכמה כלשהי.

11.8 א. בכל אחד מהמקרים המפורטים בסעיף 10 דלעיל, יהיה הבנק רשאי להשתמש בכל האמצעים שימצא לנכון כדי לגבות את ההלוואה ולממש את כל זכויותיו לפי כתב התחייבות זה, לרבות מימוש רכוש משועבד, בשלמות או בחלקים ולהשתמש בפדיון לסילוק ההלוואה מבלי שיהיה מוטל על הבנק לממש תחילה ערבויות או בטוחות אחרות, אם יהיו כאלה לבנק.

ב. אם הבנק יחליט לממש ניירות ערך, שטרות ומסמכים סחירים אחרים, הודעה של 3 (שלושה) ימים מראש בדבר הצעדים שהבנק עומד לנקוט תיחשב כמועד סביר לצורך סעיף 19(ב) לחוק המשכון, תשכ"ז- 1967, או כל הוראת דין שתבוא במקומו.

ג. הבנק רשאי בתור בא כח הלווה (לצורך סעיף זה הלווה ממנה בזה את הבנק באופן בלתי חוזר כבא-כוחו) למכור כל רכוש משועבד וכל חלק ממנו במכירה פומבית או אחרת, בעצמו או על ידי אחרים, במזומנים או בתשלומים או אחרת, במחיר ובתנאים לפי שיקול דעתו המוחלט של הבנק וכמו כן רשאי הבנק בעצמו או על ידי בית משפט או על ידי לשכת ההוצאה לפועל, לממש כל רכוש משועבד ו/או אחר, בין היתר, על ידי מינוי כונס נכסים ו/או כונס נכסים ומנהל ו/או נאמן ו/או מנהל מיוחד מטעם הבנק ואשר בין שאר סמכויותיו יהיה רשאי:

1. לקבל לרשותו כל רכוש משועבד ו/או אחר או חלקו;
2. לנהל את עסקי הלווה או להשתתף בהנהלתם לפי ראות עיניו;
3. למכור או להסכים למכירת רכוש משועבד ו/או אחר בשלמות או חלק ממנו, להעבירו או להסכים להעברתו בכל אופן אחר לפי תנאים שימצא לנכון;
4. לעשות כל סידור אחר ביחס לרכוש משועבד ו/או אחר או כל חלק ממנו, כפי שימצא לנכון.

ד. כל ההכנסות שתתקבלנה על חשבון ההלוואה, וכן כל ההכנסות שתתקבלנה על ידי כונס הנכסים או כונס הנכסים והמנהל ו/או הנאמן ו/או המנהל המיוחד מהרכוש המשועבד ו/או האחר וכן כל תמורה שתתקבל על ידי הבנק ו/או על ידי כונס הנכסים או על ידי כונס הנכסים והמנהל ו/או הנאמן ו/או המנהל המיוחד ממכירת הרכוש המשועבד ו/או האחר או חלקו ייזקפו על פי הסדר הבא:

1. לסילוק כל ההוצאות שנגרמו ושתיגרמנה בקשר עם גביית ההלוואה ו/או סכומים אחרים ובכלל זה הוצאות כונס הנכסים או כונס נכסים והמנהל ו/או הנאמן ו/או המנהל המיוחד ושכרו בשיעור שייקבע על ידי הבנק או שיאושר על ידי בית המשפט או משרד ההוצאה לפועל;
2. לסילוק כל סכומי ההלוואה שאינם הקרן שיגיעו לבנק עקב ריבית, דמי נזק, עמלות וכל הוצאות אחרות המגיעים או שיגיעו לבנק על פי כתב התחייבות זה;
3. לסילוק הקרן;

או בכל סדר זקיפה אחר שייקבע על ידי הבנק.

11.9 אם בעת מכירת רכוש משועבד או אחר טרם הגיע זמן פרעון סכומים כלשהם על חשבון ההלוואה (להלן: **הסכומים הנ"ל**) או שיגיעו לבנק בתנאי בלבד, יהיה הבנק רשאי לגבות מפדיון המכירה סכום המספיק כדי כיסוי הסכומים הנ"ל והסכום שייגבה ואשר טרם נזקף לסילוק הסכומים האמורים בסעיף 11.8 ד. לעיל, יהיה משועבד לבנק כבטחון לפרעון ההלוואה ויישאר בידי הבנק עד לסילוקו במלואו.

12. מהות הבטוחות

12.1 הבטוחות שניתנו ו/או שתינתנה לבנק להבטחת ההלוואה הן בעלות אופי מתמיד ותישארנה בתוקף עד שהבנק יאשר בכתב את ביטולן.

12.2 ניתנו ו/או תינתנה לבנק בטוחות ו/או ערבויות אחרות לפרעון ההלוואה ו/או חלק ממנו, תהיינה כל הבטוחות והערבויות בלתי תלויות זו בזו.

12.3 יתפשר או יתן הבנק ארכה או הקלה ללווה ו/או למי מערביו, ישנה הבנק התחייבות מהתחייבויות הלווה בקשר להלוואה, ישחרר או יוותר על בטוחות ו/או ערבויות אחרות, לא ישנו דברים אלה את מהות הבטוחות שנוצרו להבטחת ההלוואה וכל הבטוחות וההתחייבויות שניתנו ו/או שתנתנה על ידי הלווה ו/או על ידי מי מערביו, תישארנה בתוקף מלא.

12.4 הבנק רשאי לתפקיד את הבטוחות שנמסרו ו/או שתימסרנה להבטחת ההלוואה או כל חלק מהן בידי שומר שייבחר על-ידו לפי שיקול דעתו ולהחליף את השומר מדי פעם בפעם, הכל על חשבון הלווה. כן יהיה הבנק רשאי לרשום את הבטוחות הנ"ל, כולן או חלקן אצל כל רשות מוסמכת על פי כל דין ו/או בכל מרשם ציבורי.

13. זכות העברה והמחאה; ניהול ההלוואה

13.1 א. הבנק רשאי בכל עת, לפי שיקול דעתו, מבלי להזקק להסכמת הלווה, למכור השתתפויות, להעביר ו/או להמחות את זכויותיו בקשר עם ההלוואה, הסכומים הנ"ל ו/או על פי כתב התחייבות זה, כולן או מקצתן, לרבות הבטוחות לתשלומו, בשלמות או בחלקים, לאחר או לאחרים וכל אחד מרוכשי ההשתתפות או מקבל העברה ו/או המחאה יהיה רשאי גם הוא למכור השתתפות, להעביר ו/או להמחות את הזכויות הנ"ל מבלי להזקק להסכמה נוספת מאת הלווה. מכירת ההשתתפות, ההעברה ו/או ההמחאה תוכל להעשות בכל דרך שהבנק, רוכש ההשתתפות או מקבל ההעברה ימצא לנכון. הלווה יעשה כל פעולה שתידרש על ידי הבנק על מנת שההעברה ו/או ההמחאה כאמור, לרבות במיוחד העברה ו/או המחאה של כל בטוחה מן הבטוחות, תהיינה בעלות תוקף מלא ומחייב.

ב. הלווה מסכים כי לא יהיה רשאי להעביר או להמחות לאחר כל זכות או חובה בקשר עם ההלוואה ו/או על פי כתב התחייבות זה, ללא קבלת הסכמת הבנק מראש ובכתב.

13.2 הבנק רשאי לנהל את ההלוואה או כל חלק ממנה על ידי רישומה בכל סניף של הבנק שיבחר, בין בישראל ובין בחו"ל. כן רשאי הבנק בכל עת ומפעם לפעם, לפי שיקול דעתו הבלעדי ומבלי להיזקק להסכמה נוספת מאת הלווה להעביר את ניהול ההלוואה או כל חלק ממנה מסניף אחד של הבנק לסניף אחר שלו, בין בישראל ובין בחו"ל.

14. המצאת מאזנים ודוח"ות כספיים

14.1 ידוע ללווה כי אם הלווה היה או יהיה חייב לערוך מאזנים ודוחו"ת כספיים תקופתיים על פי דין, אזי תנאי מוקדם לקבלת הקרן ו/או המשך קיומה של ההלוואה הוא המצאת מאזנים ודוחו"ת כספיים כאלה לבנק כנדרש על פי הוראות המפקח על הבנקים ו/או בנק ישראל ו/או הוראות כל דין ו/או רשות מוסמכת, והלווה מתחייב להמציאם כאמור, במתכונת שנקבעה על פי דין או על פי עקרונות חשבונאיים מקובלים ובתכיפות שתידרש מהלווה על ידי הבנק מעת לעת.

14.2 לפי דרישת הבנק מעת לעת, יעמיד הלווה לרשות הבנק ו/או נציגו לעיון בשעות העבודה המקובלות אצל הבנק, כל מאזן, דו"ח כספי, פנקס חשבונות, כרטיס או כרטסת, סרט, ספרים, אסמכתאות ומסמכים אחרים וכן כל מידע בקשר למצב הכספי והתפעולי ו/או מצב העסקים של הלווה.

15. חובת הודעה

15.1 הלווה מתחייב בזאת להודיע לבנק בכתב על כל השגה או התנגדות שיהיו לו, אם יהיו לו, בקשר לכל חשבון, תמצית חשבון, אישור או הודעה כלשהם שיקבל מהבנק, לרבות קבלת מידע באמצעות עדכן. אם לא ישיג או יתנגד תוך 21 יום מתאריך משלוח החשבון, תמצית החשבון, האישור או ההודעה הנ"ל יהיה הבנק רשאי לראותו כמאשר את נכונותם.

15.2 הלווה מתחייב להודיע לבנק מיד:

א. על כל מקרה של תביעת זכות כלשהי על כל בטוחה לטובת הבנק להבטחת ההלוואה ו/או על כל הליכי הוצאה לפועל או צוי מניעה או עשה או הליכים אחרים שננקטו לעיקול, שימור או מימוש של בטוחה כנ"ל;

ב. על כל מקרה מהמקרים הנזכרים בסעיף 10 לעיל;

ג. על הפחתת ערכה של בטוחה כלשהי שניתנה ו/או שתינתן לטובת הבנק להבטחת ההלוואה;

ד. על שינוי כתובת.

16. תנאים עיקריים

סעיפים 3, 4, 5, 6, 7, 9, 10, 11.1, 11.8, 14, 15.2, 19, 1- 24 הינם תנאים עיקריים של כתב התחייבות זה.

17. הוצאות ועמלות

מבלי לגרוע מזכויות הבנק כמפורט בכתב התחייבות זה, כל ההוצאות והעמלות בקשר עם כתב התחייבות זה ישולמו על ידי הלווה, בצירוף ריבית בשיעור המירבי מתאריך היווצרן או מתאריך דרישתן (כמפורט להלן), לפי העניין ועד לסילוקן המלא בפועל:

א. מס בולים בקשר עם כתב זה על פי חוק מס הבולים על מסמכים התשכ"א 1961 ולפי כל דין חל על הלווה וישולם על ידו – אם וככל שיחול מס בולים.

ב. הבנק יהיה רשאי לחייב כל חשבון של הלווה, בין היתר, כאמור בסעיף 11.2 לעיל, בכל ההוצאות בקשר עם מס בולים, בכל ההוצאות והעמלות המפורטות בכתב זה ובכל ההוצאות והעמלות האחרות בקשר להלוואה והכל מיד עם היווצרן.

אם וככל שעמלות ו/או הוצאות המפורטות בכתב זה נקבעות בהתאם לקבוע בתעריפון הבנק ו/או בדין, אזי להסרת ספק

מובהר בזאת כי סכומן ו/או שיעורן כקבוע בכתב זה הינם נכון למועד עריכת כתב זה ויכול וישתנה עד למועד גבייתם בפועל.

ג. הבנק יהיה רשאי לחייב כל חשבון של הלווה בין היתר, כאמור בסעיף 11.2 לעיל, בכל ההוצאות והעמלות הקשורות ביצירת הבטוחות אם וככל שיהיו מיד עם היווצרן.

ד. הוצאות ועמלות נוספות הקשורות בתפעול השוטף של הבטוחות לרבות, ביטוח, שמירה, החזקה, ותיקון רכוש משועבד והערכת שוויין של הבטוחות וכן ההוצאות והעמלות בקשר עם מימוש בטוחות, ישולמו על-ידי הלווה לבנק לדרישתו הראשונה בכתב.

ה. הוצאות ועמלות נוספות בקשר עם נקיטת הליכי גבייה ובכלל זה שכר טרחות עורכי הדין של הבנק, ישולמו על-ידי הלווה לבנק לדרישתו הראשונה בכתב.

מובהר כי אם וככל שלא נקבע סכומן או שיעורן של ההוצאות והעמלות הנ"ל בכתב התחייבות זה במפורש, אזי אם וככל שסכומן או שיעורן של העמלות ו/או ההוצאות הנ"ל נקבע בתעריפון הבנק, כפי שיהיה מעת לעת, סכומן או שיעורן יהיה כמפורט בתעריפון הבנק כפי שיהיה מעת לעת.

כל ההוצאות והעמלות הנ"ל בצירוף ריבית בשיעור המירבי, תהיינה מובטחות עד לסילוקן המלא בפועל על ידי הבטוחות שניתנו ו/או שתינתנה לבנק על-ידי הלווה ו/או על-ידי אחרים בעבורו.

18. התחייבות לשיפוי

הלווה מתחייב בזאת לשפות את הבנק בגין כל הפסד שיגרם לבנק כתוצאה מפסק דין, צו ו/או החלטה של בית משפט, הוצאה לפועל ו/או כל רשות מוסמכת שיתנו לתשלום סכום כלשהו בקשר עם ההלוואה ואשר המטבע לתשלום על פי פסק הדין, הצו ו/או ההחלטה כאמור נקבע במטבע שונה ממטבע ההלוואה, וכן לכל הפסד שעלול להיגרם לבנק כתוצאה משינוי כלשהו בשערי החליפין של מטבע ההלוואה לעומת שער החליפין של מטבע פסק הדין, הצו ו/או ההחלטה, בתקופה שבין המועד הקבוע לפרעון של אותו סכום על פי כתב התחייבות זה ומועד ביצוע התשלום בפועל. התחייבותו הנ"ל של הלווה לשיפוי, הנה התחייבות נפרדת ועצמאית ותשאר בתוקף ללא כל קשר עם ויתור ו/או הנחה שהוענקו לו ע"י הבנק מעת לעת והתחייבות זו תעמוד בעינה מבלי שיגרע ו/או יפגע תוקפה כתוצאה מפסק דין, צו או החלטה כאמור לעיל.

19. אחריות הלווה

א. אם ייחתם כתב התחייבות זה על ידי שניים או יותר לווים, תהיה אחריות כל אחד מהם ביחד ולחוד למילוי כל ההתחייבויות הכלולות בו. כאשר בעלי החשבון או החשבון לחיוב הם שניים או יותר, תהיה אחריותם של כל הצדדים לחשבונות אלה ביחד ולחוד למילוי כל ההתחייבויות על פי כתב התחייבות זה.

ב. אולם, אם חותם כלווה או צד לחשבון או לחשבון לחיוב כאמור היה פסול דין או הופטר בדרך כלשהי מאחריותו למילוי התחייבות כלשהי על פי כתב התחייבות זה, לא תיפגע אחריותם של שאר החותמים על כתב התחייבות זה או אחריותם של שאר בעלי חשבונות אלה.

20. פירושים

בכתב התחייבות זה - (א) לשון יחיד כוללת רבים, ולהיפך; (ב) לשון מין זכר כוללת מין נקבה, ולהיפך; (ג) "הבנק" פירושו בנק הפועלים בע"מ וכל אחד מסניפיו הקיימים בתאריך כתב התחייבות זה ו/או שייפתחו בכל מקום שהוא בעתיד, בארץ ומחוצה לה, נעבריו וחליפיו וכן הבאים מכח הבנק; (ד) "שטרות" פירושם - שטרי חוב, שטרי חליפין, שיקים, התחייבויות, ערבויות, בטוחות, המחאות, שטרי מטען, שטרי פקדונות, וכל מסמכים סחירים אחרים; (ה) "שינוי מבנה" - פירושו לגבי הלווה ולגבי כל ערביו – מיזוג כמשמעותו בחוק החברות התשנ"ט - 1999 וכן כל פעולה שתוצאתה היא רכישה של נכסים ו/או התחייבויות של אחרים, שלא במהלך עסקים רגיל וכן רכישה על ידי אחרים של נכסים ו/או התחייבויות של הלווה ו/או של כל ערב מערביו שלא במהלך עסקים רגיל; (ו) המונח "ספרי הבנק" יתפרש ככולל גם - כל ספר, פנקס, דף חשבון, העתק מדף חשבון, חוזה הלוואה, כתב התחייבות, שטר בחתימת הלווה, כרטסת, גיליון, סליל, כל אמצעי לאחסון נתונים לצרכי מחשבים אלקטרוניים וכן כל אמצעי אחר לאחסון או לאחזור נתונים; (ז) המונח "רישומים" יתפרש ככולל גם כל רישום או העתק של רישום, בין שנרשם או הועתק בכתב יד או במכונת כתיבה ובין שנרשם או הועתק בדרך הדפסה, שכפול, צילום (לרבות מיקרופילם או מיקרופיש) או באמצעות כל מכשיר מכני, חשמלי או אלקטרוני או באמצעי רישום של מחשבים אלקטרוניים או בכל אמצעי אחר של רישום או הצגת מילים או ספרות או סימנים אחרים כלשהם הנהוגים בבנקים; (ח) "יום עסקים" אלא אם הוגדר אחרת בכתב זה פירושו – "יום עסקים בנקאי" כהגדרתו בהוראות הבנקאות (שירות ללקוח) (מועד זיכוי וחיוב בשיקים) התשנ"ב-1992 ושבו פתוחים לעסקים גם הבנקים בלונדון ובארץ בה מהווה מטבע ההלוואה הליך חוקי. "יום עסקים בנקאי" - בהוראות הבנקאות (שירות ללקוח) (מועד זיכוי וחיוב בשיקים) התשנ"ב-1992, פירושו – כל יום למעט יום שבת, ימי שבתון, שני ימי ראש השנה, ערב יום כיפור ויום כיפור, ראשון ושמיני עצרת של סוכות, פורים, ראשון ושביעי של פסח, יום העצמאות, חג השבועות ותשעה באב, למעט כל יום אחר אשר יקבע על ידי המפקח על הבנקים כיום שאינו יום עסקים בנקאי; כאשר סל המטבעות המפורט בסעיף 27 להלן מוגדר כמטבע ההלוואה, יהיה פירוש המונח "יום עסקים" - יום שבו מפרסם בנק ישראל שער יציג לסל המטבעות המפורט בסעיף 27 להלן; לצורך הסעיפים 24, 25, 26, משמעות המונח יום עסקים הנו: יום שבו מפרסם הבנק שער חליפין להעברות והמחאות. (ט) "השער המקובל בבנק" - פירושו לגבי כל רכישה של מטבע חוץ לזכות חשבונו של הלווה - השער הגבוה ביותר להעברות והמחאות שבו ינהג הבנק בעת הרלבנטית למכור ללקוחותיו את מטבע החוץ הרלבנטי, תמורת מטבע ישראלי, בתוספת עמלת חליפין, כל מס, היטל, תשלומי חובה או תשלומים אחרים וכיו"ב. לגבי כל מכירה של מטבע חוץ לחובת חשבונו של הלווה - השער הנמוך ביותר להעברות והמחאות, שבו ינהג הבנק בעת הרלבנטית לקנות מלקוחותיו תמורת מטבע ישראלי את מטבע החוץ הרלבנטי, בניכוי עמלת חליפין, כל מס, היטל, תשלומי חובה או תשלומים אחרים כיו"ב; (י) המבוא לכתב התחייבות זה מהווה חלק בלתי נפרד ממנו; (יא) בכל מקרה בו רשאי הבנק לבצע פעולה כלשהי על-פי כתב התחייבות זה, אין הוא חייב לבצעה; (יב) בכל מקרה בו רשאי הבנק לחייב חשבון כלשהו של הלווה, רשאי הוא לעשות כן בין אם החשבון מצוי ביתרת חובה ובין אם זכות ולרבות אם יתרת החובה תנבע מחיובו של אותו חשבון על-ידי הבנק כאמור; (יג) כותרות הסעיפים נכתבו לשם נוחות בלבד ואין להשתמש בהן לפרשנות (יד) "שליטה" – כמשמעותה בחוק ניירות ערך התשכ"ח – 1968.

21. גילוי מידע

- כל סניף של הבנק שמנהל את ההלוואה או כל חלק ממנה רשאי לגלות להנהלה הראשית של הבנק, לכל משתתף או למשתתף, נמחה או נעבר פוטנציאליים או לכל אדם או גוף אחר המעוניין להתקשר בחוזה עם הבנק בקשר עם ההלוואה או אותו חלק ממנה, וכן לבנק ישראל, למפקח על הבנקים, למפקח על מטבע חוץ או לכל אדם אחר הפועל מכח סמכותם, או לכל רשות מוסמכת אחרת שאותו סניף או ההנהלה הראשית של הבנק כפופים לה, או להנהלה הראשית של הבנק, כדי שתעביר לאותן רשויות מוסמכות, פרטים על הלווה, או הנוגעים להלוואה שניתן ללווה על פי כתב התחייבות זה, בין לפי דרישת אותן רשויות מוסמכות או לפי שהסניף או ההנהלה הראשית של הבנק יראות לנכון לפי שיקול דעתו.

22. הודעות והתראות

כל הודעה שתישלח באמצעות הדואר על ידי הבנק אל הלווה במכתב רשום או רגיל לפי הכתובת הנזכרת לעיל (לגבי הלווה) או לפי כתובת המשרד הרשום של הלווה או לפי כתובת אחרת שעליה הלווה יודיע לבנק בכתב, תיחשב להודעה שנתקבלה על ידי הלווה תוך 72 שעות מזמן שנשלח המכתב הכולל את ההודעה. הצהרה בכתב מאת הבנק תשמש ראיה למועד משלוח ההודעה. כל הודעה שתינתן ללווה בכל דרך אחרת, תיחשב כאילו נתקבלה על ידי הלווה בעת היתנתה, או במועד פרסומה.

23. הדין המהותי ומקום השיפוט

23.1 א. כתב התחייבות זה יפורש על פי ובהתאם לדיני מדינת ישראל.

ב. מקום השיפוט הייחודי לצורך כתב התחייבות זה ו/או ההלוואה נקבע בזה כדלקמן:

בבית המשפט המוסמך במדינת ישראל הקרוב ביותר למקום סניף הבנק המצוין בראש כתב התחייבות זה או בבית המשפט המוסמך באחת מהערים הבאות: ירושלים, תל-אביב-יפו, חיפה, באר שבע או נצרת.

ג. הלווה מסכים בזאת כי כל הזמנה לדין, הודעת, פסק דין, הליך משפטי או כתבי בית דין בקשר עם ההליכים המשפטיים האמורים בסעיף-קטן ב. לעיל ימסרו ללווה באמצעות נציג בישראל ששמו ומענו ימסרו על ידי הלווה

בכתב. הלווה יהיה זכאי בכל עת ומעת לעת על ידי הודעה בכתב לבנק בדואר רשום לשנות את נציגו בישראל ו/או מענו בישראל לצורך מסירת כתבי בית דין ויתר המסמכים הנזכרים לעיל לידי הלווה.

24. דמי הקצאת הלוואה

בגין הקצאת הקרן ישלם הלווה לבנק דמי הקצאת הלוואה חד פעמיים באמצעות חיוב החשבון במועד מתן ההלוואה.

דמי הקצאת ההלוואה יהיו בשיעור % 0.1 (עשירית אחוזים) מסכום הקרן, לאחר שסכום הקרן יתורגם לשקלים חדשים בהתאם לשער חליפין "העברות/המחאות - קניה", המתפרסם מידי פעם על-ידי הבנק, והמתאים למטבע ההלוואה, הידוע במועד מתן ההלוואה (דהיינו שפורסם ביום העסקים האחרון לפני מועד מתן ההלוואה).

נכון למועד עריכת כתב זה השער הנ"ל הינו 4.1736, ולפיכך נכון למועד עריכת כתב זה הסכום שיגבה בגין דמי הקצאת ההלוואה יהיה סך של 110.434 ש"ח (מאה עשרה ... ארבע מאות ... שלושים ... נגורות שקלים חדשים), סכום זה יכול להשתנות אם וככל שיחול שינוי בשער החליפין הנ"ל, כאמור לעיל.

25. עמלת עריכת מסמכים (דמי טיפול)

בגין דמי הטיפול בהלוואה ובבטחונות, יחויב החשבון במועד מתן ההלוואה בעמלת עריכת מסמכים.

לצורך קביעת סכומה של עמלה זו, סכום הקרן יתורגם לשקלים חדשים לפי שער חליפין "העברות/המחאות - קניה", המתפרסם מידי פעם על-ידי הבנק, והמתאים למטבע ההלוואה, הידוע במועד מתן ההלוואה (דהיינו שפורסם ביום העסקים האחרון לפני מועד מתן ההלוואה).

נכון למועד עריכת כתב זה, שער החליפין הנ"ל הינו ________.

סכומה של עמלה זו יקבע, כדלקמן:

☒ עפ"י הקבוע בתעריפון הבנק בהתאם לסכום הקרן כפי שיתורגם לשקלים חדשים כאמור לעיל.

☐ בשיעור של ____% (____________ אחוז) מסכום הקרן כפי שיתורגם כאמור לעיל לש"ח ולא יותר מסכום המקסימום הקבוע בתעריפון הבנק.

☐ על פי המוסכם בין הבנק לבין הלווה.

נכון למועד עריכת כתב זה, סכומה של עמלה זו הינו 3,303.8 ש"ח (שלושת אלפים שלוש מאות ושלושה ש"ח + 80 אג' שקלים חדשים).

סכום זה יכול וישתנה אם וככל שיחול שינוי בשער החליפין הנ"ל, כאמור לעיל.

26. דמי גוביינא

בגין הטיפול בגביית של התשלומים על חשבון הקרן ו/או הריבית, יגבו דמי גוביינא במטבע ההלוואה לכל תשלום כאמור.

סכומה של עמלה זו נקבע בהתאם לסכום בש"ח הקבוע בתעריפון הבנק (נכון למועד עריכת כתב זה 4.60 ש"ח) לכל תשלום כאמור, כשסכום זה מתורגם למטבע ההלוואה בהתאם לשער החליפין "העברות/המחאות - מכירה" המתפרסם מידי פעם על-ידי הבנק, המתאים למטבע ההלוואה, והידוע במועד ביצוע כל תשלום על חשבון הקרן ו/או הריבית (דהיינו שפורסם ביום העסקים האחרון לפני מועד ביצוע כל התשלום כאמור).

נכון למועד עריכת כתב זה השער הנ"ל הינו ________ ולפיכך נכון למועד עריכת כתב זה סכומה של עמלה זו הינו סך של ________ (________________) במטבע ההלוואה לכל תשלום כאמור.

סכום זה יכול להשתנות אם וככל שיחול שינוי בשער החליפין הנ"ל כאמור לעיל.

גביית עמלה זו תהיה במועד הקבוע לביצוע כל תשלום על חשבון הקרן ו/או הריבית עפ"י כתב זה.

סכום עמלה זו הקבוע בתעריפון הבנק בש"ח כאמור יכול וישתנה מעת לעת ועל כך תינתן על-ידי הבנק הודעה בשני עיתונים יומיים ועל גבי לוח בסניפי הבנק.

אם מדובר בהעלאת תעריף העמלה, התודעה כאמור תינתן שבועיים לפחות לפני מועד השינוי ואם מדובר בהורדת תעריף העמלה, ההודעה תינתן לא יאוחר משלושה ימי עסקים בנקאיים לאחר השינוי, כהגדרת המונח יום עסקים בנקאי בהוראות הבנקאות (שירות ללקוח) (מועדי זיכוי וחיוב בשיקים) התשנ"ב – 1992.

אם לא יפרע הלווה במועד פרעון כלשהו תשלום/תשלומים על חשבון הקרן ו/או הריבית, יצורף סכום עמלה זו לסכום אותו/ם תשלום/תשלומים על חשבון הקרן ו/או הריבית שלא שולם/ו במועד/ם כאמור, ויחול לגבי עמלה זו האמור בסעיף 6.2 לעיל.

27. סל המטבעות

27.1 בכל מקרה שבו מטבע ההלוואה הינו סל המטבעות, הרי כל יחידה בסל המטבעות (להלן: **היחידה**) לתאריך כתב התחייבות זה, מורכבת מהמטבעות שלהלן:

סוג המטבע	כמות המטבע
דולר ארה"ב	0.6698 $ ארה"ב
אירו	0.2493 אירו
לירה שטרלינג	0.0453 ליש"ט
ין יפני	7.2411 ין

27.2 ההרכב המפורט לעיל הינו ויהיה ההרכב הקובע לכל דבר וענין הקשור לכתב התחייבות זה, וכל שינוי בעתיד של הרכב סל המטבעות על ידי בנק ישראל לא יהיה בו כדי לשנות את הרכב היחידה המפורט לעיל והסכומים שהלווה חייב לבנק.

המונח "מטבע ההלוואה" – כשמדובר בסל המטבעות פירושו: כל אחת ואחת מן המטבעות הכלולים בכל יחידה של סל המטבעות, הכל לפי הענין.

אולם לצורך סעיפים 24, 25 ו- 26 המונח "מטבע ההלוואה" פירושו "מקבץ סל".

28. הוצאות ו/או עמלות נוספות

____

____

____

29. האמור בכתב זה לגבי עמלות ו/או הוצאות נכון אלא אם כן הוסכם ו/או יוסכם אחרת בין הלווה לבין הבנק בכתב.

30. תנאים מיוחדים

נספח ג' בעצ"ב מהווה חלק בלתי נפרד מכתב התחייבות זה

ולראיה באנו על החתום

✍ ____________________

✍ ____________________

✍ ____________________

חתימת הלווה/הלווים

נספח א'

לכתב התחייבות להחזרת הלוואה במטבע חוץ מיום

א) על אף האמור בסעיף 1(א) ובמידה ו- 2,800,000 מניות חב' O.T.I. (להלן: "און-טרק"), אשר הועברו ו/ואו יועברו לרשותנו (להלן: "המניות") ואשר שועבדו ו/או ישועבדו לטובתכם להבטחת פירעון ההלוואה יהיו כשירות למסחר בתוך תקופת הפירעון, הרי שתקופת פירעון ההלוואה תקוצר כך שיהיה עלינו לפרוע את ההלוואה בפירעון מוקדם, בתוך תקופה שלא תעלה על חצי שנה מהמועד שבו אושרו למסחר כל ו/או חלק מהמניות (להלן: "המועד הקובע").

ב) יצויין ויודגש כי בכל מקרה לא יפחת תשלום הפירעון החודשי מהתשלום הקבוע בלוח הסילוקין.

ג) כמו – כן מודגש בזאת כי תמורת המכירה של המניות תשמש אך ורק לפירעון מוקדם של ההלוואה .

ד) פירעון מוקדם של ההלוואה במועד שינוי הריבית החודשי שיקבע בתנאי ההלוואה (להלן: "המועד לפירעון מוקדם", לא יחויב בעמלת פירעון מוקדם.

ה) במקרה שנמכרו מניות ותמורתן הגיעה לפני המועד לפירעון מוקדם, תופקד תמורת המכירה בפיקדון (להלן: "הפיקדון"), אשר ישועבד אף הוא לטובת הבנק. כשיגיע המועד לפירעון מוקדם, ישוחרר הפיקדון וישמש לפירעון חלקי ו/או כל יתרת ההלוואה הבלתי מסולקת. סכום הפיקדון שישועבד לא יעלה על סכום יתרת ההלוואה הבלתי מסולקת כפי שתהיה במועד יצירת הפיקדון.

ו) אין בשעבוד המניות הנ"ל ו/או במימושם כאמור לעיל בכדי לפגוע בכל בטוחה ו/או ערבות שיצרתם ו/או תצרו לטובתנו, אלא להוסיף עליהם.

____

חתימת הלקוח

בנק הפועלים בע"מ 5 הגליל

2530 18:דף 03.01.07/00:45 4:דף 02.01.07:נכון ליום

דו"ח מס:3501999 - לוח סילוקין בגין הלוואה במט"ח

9000045 : מס

לוד — סופרקום בע"מ
ת.ד. 5039
קדימה 60920

הנדון : אישור ביצוע ולוח סילוקין בגין הלוואה מס. 00001 בסניף 584 בחשבון 34075

סכום הלוואה : 2,500,000-00 סוג הלוואה : 878-0000602 תדירות עדכון ריבית : 1 ח' החל מ-02/01/07
מטבע : 019- דולר ארה"ב אופן החיוב : במט"ח
ערך הלוואה : 02/01/07 מס. תיק הלוואה : 1-1 החשבון לחיוב : 584- 34075-142
דמי גוביינא : עם כל תשלום משתנים

ס"ד	תאריך פרעון מקורי	יתרת קרן בלתי מסולקת	סכום תשלום שוטף	תשלום ע"ח קרן	תשלום/צבירה ע"ח ריבית	דמי גוביינא	סכום לחישוב ריבית	מס' ימי ריבית	שיעור ריבית בסיס	שיעור ריבית נומינלית	שיעור ריבית מתואמת
	02/02/07	2,500,000.00	14,801.43		14,800.35	1.08	2,500,000.00	31	5.37500	6.87500	7.19754
	02/03/07	2,500,000.00	13,369.14		13,368.06	1.08	2,500,000.00	28			
	02/04/07	2,500,000.00	14,801.43		14,800.35	1.08	2,500,000.00	31			
	02/05/07	2,500,000.00	14,324.00		14,322.92	1.08	2,500,000.00	30			
	02/06/07	2,500,000.00	14,801.43		14,800.35	1.08	2,500,000.00	31			
	02/07/07	2,500,000.00	14,324.00		14,322.92	1.08	2,500,000.00	30			
	02/08/07	2,291,663.00	223,138.42	208,337.00	14,800.34	1.08	2,500,000.00	31			
	02/09/07	2,083,330.00	221,901.05	208,333.00	13,566.97	1.08	2,291,663.00	31			
	02/10/07	1,874,997.00	220,269.83	208,333.00	11,935.75	1.08	2,083,330.00	30			
1	02/11/07	1,666,664.00	219,434.32	208,333.00	11,100.24	1.08	1,874,997.00	31			
1	02/12/07	1,458,331.00	217,882.68	208,333.00	9,548.60	1.08	1,666,664.00	30			
1	02/01/08	1,249,998.00	216,967.60	208,333.00	8,633.52	1.08	1,458,331.00	31			
1	02/02/08	1,041,665.00	215,734.24	208,333.00	7,400.16	1.08	1,249,998.00	31			
1	02/03/08	833,332.00	214,103.02	208,333.00	5,768.94	1.08	1,041,665.00	29			
1	02/04/08	624,999.00	213,267.52	208,333.00	4,933.44	1.08	833,332.00	31			
1	02/05/08	416,666.00	211,914.61	208,333.00	3,580.73	1.08	624,999.00	30			

הנדון : אישור ביצוע ולוח סילוקין בגין הלוואה מס . 00001 בסניף 584 בחשבון 34075

המשך פרוט התשלומים

ס"ד	תאריך פרעון מקורי	יתרת קרן בלתי מסולקת	סכום תשלום שוטף	תשלום ע"ח קרן	תשלום/צבירה ע"ח ריבית	דמי גוביינא	סכום לחישוב ריבית	מס ימי ריבית	שיעור ריבית בסיס	שיעור ריבית נומינלית	שיעור ריבית מתואמת
1	02/06/08	208,333.00	210,800.80	208,333.00	2,466.72	1.08	416,666.00	31	5.37500	6.87500	7.19754
1	02/07/08	0.00	209,527.66	208,333.00	1,193.58	1.08	208,333.00	30			
סה"כ תשלום			2,681,363.38	2,500,000.00	181,343.94	19.44					

הערות: -בזמני הפרעון עשויים לחול שינויים בהתאם לימי עסקים בארץ ובחו"ל.
-שינוי בתאריך פרעון קרן ו/או תשלום ריבית או במועד עדכון ריבית או במועד צבירת הריבית לקרן, החלים במועד שאינו יום עסקים, יגרום לשינוי המועדים בלוח הסילוקין כולו (למעט התשלום האחרון), על מנת לשמור על תקופות מוסדרות.
-בסכומי הריבית לחכנו שינויים בהתאם לשינויים בזמני הפרעון.
-ההלוואה תישא בריבית משתנה - סכומי הריבית לתקופות הבאות המופיעים לעיל, מחושבים לפי שיעור הליבור הידוע ביום ערך ההלוואה. המועדי עדכון הריבית יתכנו שינויים בהתאם להסכם ההלוואה.
-שיעור הריבית מבוסס על ליבור לתקופה של-1 חודשים.
-שיעור הריבית: ליבור +1.5000%
-בסכום דמי הגוביינא יתכנו שינויים מעת לעת עפ"י החלטת הבנק ובהתאם לשער חליפין המחאות/העברות מכירה הידוע ביום ביצוע החיוב.
-נגבו דמי טיפול בסך 7,303.80 ש"ח.

-הסברים לאופן גבית עמלת הקצאת אשראי לזמן ארוך

-סכום העמלה בש"ח : 10,434.00
-אחוז עמלת הקצאת אשראי : 0.1000%
-סכום העמלה חושב כמכפלת קרן ההלוואה בשיעור % 0.1000 ולפי שער של 4.17360 ש"ח ל-דולר ארה"ב

בכבוד רב
בנק הפועלים בע"מ
סניף הגלים

ט.ל.ח.